TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectus and

Statement of Additional Information

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Transamerica International Value

The Board of Trustees has approved the liquidation of Transamerica International Value (the “fund”) effective on or about February 21, 2020. Effective on or about December 13, 2019, the fund will be closed to all investments.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash or cash equivalents. After the conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica International Value are deleted in their entirety from the Prospectus and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

December 9, 2019